EXHIBIT 4.2



                      THE DIAL CORPORATION
                                                     COMMON STOCK
                                                   $.01 PAR VALUE

               --------------------------------------------------
               NUMBER                                   SHARES
                                CUSIP 25247D 10 1
               DC
               --------------------------------------------------

[LOGO]
               THIS IS TO CERTIFY THAT



               IS THE OWNER OF

SEE          THIS          INCORPORATED  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON
REVERSE      CERTIFICATE   UNDER THE     STOCK
SIDE FOR     MAY BE        LAWS OF THE
CERTAIN      PRESENTED     STATE OF      of The Dial Corporation transferable in person or by
DEFINITIONS  FOR TRANSFER  DELAWARE      duly authorized attorney, upon surrender of this
             IN NEW YORK,                certificate properly endorsed.  This certificate is
             NEW YORK OR                 not valid unless countersigned by the transfer agent
             CHICAGO,                    or registered by the registrar.
             ILLINOIS                    Witness the facsimile seal of the company and the
                                         facsimile signatures of its duly authorized
                                         officers.

COUNTERSIGNED AND REGISTERED:
   HARRIS TRUST AND SAVINGS BANK
                 TRANSFER AGENT
                    AND REGISTRAR       DATED:


AUTHORIZED SIGNATURE  /s/ Malcolm Jozoff                  /s/ William A. Arbitman

                      CHAIRMAN, PRESIDENT, AND CHIEF      VICE PRESIDENT AND SECRETARY
                      EXECUTIVE OFFICER
                                                             AMERICAN BANKNOTE COMPANY.
[SEAL]

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                      THE DIAL CORPORATION



     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER
WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS,
PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF  EACH CLASS OF
CAPITAL STOCK OR SERIES THEREOF OF THE COMPANY AUTHORIZED TO BE
ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES
BETWEEN THE SHARES OF EACH SUCH SERIES SO FAR AS THE SAME HAVE
BEEN FIXED AND DETERMINED AND OF THE AUTHORITY OF THE BOARD OF
DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND
PREFERENCES OF SUBSEQUENT SERIES.  SUCH REQUEST MAY BE MADE TO
THE COMPANY OR TO THE TRANSFER AGENT.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between The Dial Corporation and Wells Fargo Bank of Arizona,
N.A., dated as of August 15, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Dial Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Dial Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. UNDER CERTAIN
CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED
TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE
RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenants in common
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with right of
               survivorship and not as tenants
               in common

UNIF GIFT MIN ACT - ____________ Custodian _________________
                       (Cust)                   (Minor)
                    under Uniform Gifts to Minors
                    Act___________________________________
                                   (State)



UNIF TRF MIN ACT - ____________ Custodian (until age ________)
                      (Cust)
                   ______________ under Uniform Transfers
                      (Minor)
                   to Minors Act _________________________
                                         (State)



Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------
/                              /
-------------------------------

_________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                          OF ASSIGNEE)
_________________________________________________________________
_________________________________________________________________
___________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________
_________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.



Dated _________________



                              X_________________________________

                              X_________________________________



                           THE SIGNATURE(S) TO THIS ASSIGNMENT
                NOTICE:    MUST CORRESPOND WITH THE NAME(S) AS
                           WRITTEN UPON THE FACE OF THE
                           CERTIFICATE IN EVERY PARTICULAR WITHOUT
                           ALTERATION OR ENLARGEMENT OR ANY CHANGE
                           WHATSOEVER.

Signature(s) Guaranteed





By______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.